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                                                                    EXHIBIT 10.1

                 AMENDMENT NO. 2 TO REVOLVING CREDIT, TERM LOAN
                             AND SECURITY AGREEMENT

      THIS AMENDMENT NO. 2 TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March 31, 2004, is entered into by and among AMERICA SERVICE GROUP INC. ("ASG") a Delaware corporation, PRISON HEALTH SERVICES, INC. ("PHS"), a Delaware corporation, EMSA LIMITED PARTNERSHIP ("EMSA LP"), a Florida limited partnership, PRISON HEALTH SERVICES OF INDIANA, L.L.C. ("PHS INDIANA"), an Indiana limited liability company, CORRECTIONAL HEALTH SERVICES, LLC ("CHS"), a New Jersey limited liability company, and SECURE PHARMACY PLUS, LLC ("SPP"), a Tennessee limited liability company (together with ASG, PHS, EMSA LP, PHS INDIANA, AND CHS individually and collectively, "BORROWER"), CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("CAPITALSOURCE"), as administrative agent and collateral agent for Lenders (in such capacities, the "AGENT"), and CapitalSource and WELLS FARGO FOOTHILL, INC. (formerly known as FOOTHILL CAPITAL CORPORATION), as Lenders.

                                    RECITALS

      A. Pursuant to that certain Revolving Credit, Term Loan and Security Agreement dated as of October 31, 2002, by and between Borrower, Agent and the other Lenders identified therein, as amended by that certain Joinder Agreement and Amendment No. 1 to Revolving Credit, Term Loan and Security Agreement, dated as of May 21, 2003 (as amended to date, and as amended, supplemented, modified and restated from time to time, collectively, the "LOAN AGREEMENT"), the Lenders agreed to make available to Borrower the Loans.

      B. The parties hereto desire to enter into this Amendment to amend the Loan Agreement in certain respects as provided herein.

      NOW, THEREFORE, in consideration of the foregoing, the terms and conditions, premises and other mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Agent and the other Lenders hereby agree as follows:

      SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan Agreement (as amended hereby).

      SECTION 2. AMENDMENTS TO LOAN AGREEMENT. The sections, definitions, schedules, annexes and exhibits of and to the Loan Agreement referenced and set forth on Annex A to this Amendment hereby are amended and restated to read as set forth on such Annex A, which annex is incorporated herein and made a part hereof and of the Loan Agreement.

      SECTION 3. REPRESENTATIONS AND WARRANTIES.

            (a) Notwithstanding any other provision of this Amendment, each Borrower individually hereby (i) confirms and makes all of the representations and warranties set forth in the Loan Agreement and other Loan Documents with respect to such Borrower as of the date hereof and as of the Effective Date and confirms that they are true and correct, (ii) specifically represents and warrants to each

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Lender that it has good and marketable title to all of its respective
Collateral, free and clear of any Lien or security interest in favor of any other Person (other than Permitted Liens), (iii) specifically represents and warrants that since the date of the last financial statements of the Borrower provided to Agent there has been no material adverse change in the business, operations, results of operations, assets, liabilities or financial condition of Borrower, and (iv) specifically represents and warrants that Borrower has delivered to Agent true, correct and complete copies of all material documents related to the Florida Settlement.

            (b) Each Borrower individually hereby represents and warrants as of the date of this Amendment and as of the Effective Date as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it; (iv) this Amendment has been duly executed and delivered by it; (v) this Amendment constitutes its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; and (vi) it is not in default under the Loan Agreement and no Default or Event of Default exists, has occurred or is continuing.

      SECTION 4. EXPENSES. Borrower shall pay all costs and expenses incurred by Agent, Lenders or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, and all other out-of-pocket charges and expenses and reasonable attorneys' fees and expenses, in connection with entering into, negotiating, preparing, reviewing and executing this Amendment and all related agreements, documents and instruments, and all of the same, to the extent incurred and not promptly reimbursed by Borrower, may be charged to Borrower's account and shall be part of the Obligations. If Agent, any Lender or any of Agent or Lender's Affiliates uses in-house counsel for any of the purposes set forth above Borrower expressly agrees that its Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by such Agent or Lender or such Affiliate in its sole discretion for the work performed.

         SECTION 5. REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT. Upon the effectiveness of this Amendment, (i) each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and (ii) each reference in any other Loan Document to the "Loan Agreement" shall mean and be a reference to the Loan Agreement as amended by this Amendment. Each reference herein to the Loan Agreement shall be deemed to mean the Loan Agreement as amended by this Amendment. Except as specifically amended hereby, the Loan Agreement and all other Loan Documents shall remain in full force and effect and the terms thereof are expressly incorporated herein and are ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as or constitute, a novation or an accord and satisfaction but shall constitute an amendment of the Loan Agreement. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement as amended by this Amendment as though such terms and conditions were set forth herein in full. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document or any other documents, instruments and agreements executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing whether arising before or after the Effective Date or as a result of performance hereunder.

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      SECTION 6. GOVERNING LAW AND JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

      SECTION 7. HEADINGS AND COUNTERPARTS. The captions in this Amendment are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Amendment and shall not affect the meaning or interpretation of this Amendment. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for all purposes, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.

      SECTION 8. AMENDMENTS. This Amendment may not be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by written agreement in accordance with Section 10.5 of the Loan Agreement. This Amendment shall be considered part of the Loan Agreement for all purposes under the Loan Agreement.

      SECTION 9. ENTIRE AGREEMENT. This Amendment, the Loan Agreement, and the other Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior discussions, representations, agreements and understandings, if any, relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

      SECTION 10. MISCELLANEOUS. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine. This Amendment shall inure to the benefit of Agent, Lenders, all future holders of any Note, any of the Obligations or any of the Collateral and all Transferees and Participants, and each of their respective successors and permitted assigns. No Borrower may assign, delegate or transfer this Amendment or any of its rights or obligations under this Amendment unless otherwise permitted by the Loan Documents. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or any Guarantor. Nothing contained in this Amendment shall be construed as a delegation to Agent or any Lender of any Borrower's or any Guarantor's duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. This Amendment shall be binding upon Borrowers and their respective successors and assigns.

      SECTION 11. EFFECTIVE DATE. Borrower shall deliver the following documents to Agent, in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, and this Amendment shall be deemed to be effective on March 31, 2004 (retroactively if applicable) (the "EFFECTIVE DATE") upon receipt by Agent of all such documents:
(i) this Amendment, duly executed by Borrower and Wells Fargo Foothill, Inc.;
(ii) a copy of all executed agreements and documents evidencing the Florida Settlement; (iii) copies of documentation in form and substance satisfactory to Agent evidencing the dissolution of EMSA GOVERNMENT SERVICES, INC., a Florida corporation, EMSA CORRECTIONAL CARE, INC., a Florida corporation, and EMSA

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MILITARY SERVICES, INC., a Florida corporation, and (iv) all other documents
Agent may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby, including, without limitation, all consents, approvals and agreements from such third parties as are necessary or desirable with respect to this Amendment and the Loan Documents executed in connection herewith.

                        [SIGNATURES APPEAR ON NEXT PAGE]

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      IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to
Revolving Credit, Term Loan and Security Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                            AMERICA SERVICE GROUP INC.

                                     By:   /s/ Michael Taylor
                                        ----------------------------------
                                     Name: Mr. Michael Taylor
                                     Title: Chief Financial Officer

                                     PRISON HEALTH SERVICES, INC.

                                     By:   /s/ Michael Taylor
                                        -----------------------------------
                                     Name: Mr. Michael Taylor
                                     Title: Senior Vice President

                                     EMSA LIMITED PARTNERSHIP,
                                     By its General Partner, EMSA CORRECTIONAL
                                     CARE, INC.

                                     By:   /s/ Michael Taylor
                                        ----------------------------------
                                     Name: Mr. Michael Taylor
                                     Title: Senior Vice President

                                     PRISON HEALTH SERVICES OF INDIANA, LLC
                                     By its General Manager, PRISON HEALTH
                                     SERVICES, INC.

                                     By:   /s/ Michael Taylor
                                        -----------------------------------
                                     Name: Mr. Michael Taylor
                                     Title: Senior Vice President

                                     CORRECTIONAL HEALTH SERVICES, LLC

                                     By:   /s/ Michael Taylor
                                        -----------------------------------
                                     Name: Mr. Michael Taylor
                                     Title: Senior Vice President

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                                     SECURE PHARMACY PLUS, LLC

                                     By:   /s/ Michael Taylor
                                        ----------------------------------
                                     Name: Mr. Michael Taylor
                                     Title: Senior Vice President

LENDER:                              WELLS FARGO FOOTHILL, INC.
                                     (formerly known as FOOTHILL CAPITAL
                                     CORPORATION)

                                     By:    /s/ Amelie Yehros
                                        --------------------------------
                                     Name:  Amelie Yehros
                                     Title: Senior Vice President

AGENT AND LENDER:                    CAPITALSOURCE FINANCE LLC

                                     By:    /s/ Steven A. Museles
                                        --------------------------------
                                     Name:  Steven A. Museles
                                     Title: Senior Vice President

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                                     ANNEX A
                                       TO
                               AMENDMENT NO. 2 TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

Effective as of the Effective Date (unless otherwise indicated below), the Loan Agreement is hereby amended as follows:

      1. AMENDMENT TO ANNEX I OF THE LOAN AGREEMENT; ADDITION OF FINANCIAL COVENANT. Annex I is hereby amended by adding the Minimum Liquidity financial covenant as follows:

            3)    MINIMUM LIQUIDITY

            At any time that Borrower is not in compliance with the Fixed Charge Coverage Ratio because of charges associated with the Florida Settlement, then at all times Borrower on a consolidated basis shall have not less than $5,000,000.00 of Available Cash on hand.

      2. AMENDMENTS TO ANNEX I OF THE LOAN AGREEMENT; ADDITION OF CERTAIN DEFINITIONS. Annex I is hereby amended by adding the following definitions thereto in proper alphabetical order to read in full as follows:

            "Available Cash" shall mean, for and on any date, the sum without duplication of the following for Borrower: (a) unrestricted cash on hand on such date, (b) Cash Equivalents held on such date, and (c) the unborrowed Availability on and as of such date.

            "Cash Equivalents" shall mean (a) securities issued, or directly and fully guaranteed or insured, by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (b) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (i) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000, or (ii) any bank (or the parent company of such bank) whose short-term commercial paper rating from Standard & Poor's Ratings Services ("S&P") is at least A-2 or the equivalent thereof or from Moody's Investors Service, Inc. ("MOODY'S") is at least P-2 or the equivalent thereof in each case with maturities of not more than six months from the date of acquisition (any bank meeting the qualifications specified in clauses (b)(i) or (ii), an "APPROVED BANK"), (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a), above, entered into with any Approved Bank, (d) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within six months after the date of acquisition and (e) investments in money market funds substantially all of whose assets are comprised of securities of the type described in clauses
      (a) through (d) above.

            "Florida Settlement" shall mean that agreement entered into by and between the State of Florida Attorney General's office and EMSA LP, on behalf of itself and its affiliates, regarding indirect actions, the subject of which have been under investigation by the Florida Attorney

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      General's office for several years, which may have caused outside providers to bill the Medicaid program in an inappropriate manner in the state of Florida.

      3. AMENDMENT TO ANNEX I OF THE LOAN AGREEMENT. The definition of EBITDA in Annex I is hereby amended and restated and replaced in its entirety to read as follows:

            "EBITDA" shall mean, for any Test Period, the sum, without duplication, of the following for Borrower, on a consolidated basis: Net Income determined in accordance with GAAP, plus, (a) Interest Expense, (b) any provision for taxes based on income or profit that was deducted in computing Net Income, (c) depreciation expense, (d) amortization expense,
      (e) all other non-cash, non-recurring charges and expenses, excluding accruals for cash expenses made in the ordinary course of business, (f) loss from any sale of assets, other than sales in the ordinary course of business, all of the foregoing determined in accordance with GAAP, and (g) allocated amounts attributable to the Florida Settlement which shall not exceed $5,000,000.00 minus (a) gains from any sale of assets, other than sales in the ordinary course of business, (b) other extraordinary or non-recurring gains, and (c) the charges against the loss contract reserve established on 12/31/2001.

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